UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 7, 2011
FGBC Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-51957	20-02743161

(State of	(Commission File No.)	(IRS Employer
Incorporation)		Identification No.)
101 Main Street, Franklin, Georgia 30217
(Address of Principal Executive Offices, including Zip Code)
(678) 839-4510
(Registrant’s Telephone Number, including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On January 7, 2011 FGBC Bancshares, Inc. announced the expected closings of its bank subsidiary’s Villa Rica and Commerce branch offices and future plans with respect to the Villa Rica facility. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. FGBC Bancshares, Inc. disclaims any inference regarding the materiality of the information contained in this Current Report on Form 8-K (the “8-K”), including the information contained in Exhibit 99.1, which otherwise may arise as a result of its furnishing such information under this item of the 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

99.1	Press release dated January 7, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 7, 2011	FGBC BANCSHARES, INC.
	By:	/s/ Teresa L. Martin
Teresa L. Martin
EVP and Chief Financial Officer

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